Neuberger Berman Advisers Management Trust ®

Class I
Class S

Supplement to the Prospectuses dated May 1, 2003.

     The following information supplements the Class I and Class S Prospectuses dated May 1, 2003 for the Balanced, Growth, Guardian, Limited Maturity Bond, Mid-Cap Growth, Partners, Regency, Socially Responsive, Fasciano, Focus, International and Real Estate Portfolios (collectively, the "Portfolios"), each a series of Neuberger Berman Advisers Management Trust (the "Trust"):

     Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, which respectively serve as the investment manager and sub-adviser to each Portfolio, announced that it has entered into an agreement with Lehman Brothers Holdings Inc. whereby Lehman Brothers would acquire Neuberger Berman Inc. The agreement is subject to the approval of the stockholders of Neuberger Berman Inc. If the agreement is approved by those stockholders, other customary approvals and regulatory consents obtained, and certain other conditions are met, it is anticipated that the closing will take place in the fourth quarter of 2003.

     The acquisition would constitute an "assignment" as defined in the Investment Company Act of 1940, which would automatically terminate the Management and Sub-Advisory Agreements for each Portfolio. Accordingly, the Trust's Board of Trustees will consider a new investment management agreement and sub-advisory agreement for your Portfolio. If approved by the Board, the new agreements will be presented to the Portfolios' shareholders for their approval. There can of course be no assurance that Board or the shareholders will approve the new agreements.

The date of this supplement is July 22, 2003